SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                  April 7, 2005
                Date of Report (Date of earliest event reported)

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                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

       California                        0-21970                 77-0097724
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

         2061 Stierlin Court
      Mountain View, California                                  94043-4655
(Address of principal executive offices)                         (Zip Code)

                                 (650) 318-4200
              (Registrant's telephone number, including area code)

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                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

     On April 7, 2005, Actel Corporation announced that its revenues for the first quarter of 2005, which ended April 3, 2005, were better than projected in its business update released on March 10, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits.

                  Exhibit Number                       Description
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                       99.1           Press release dated April 7, 2005.




                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ACTEL CORPORATION




         Date: April 7, 2005             By:     /s/ Jon A. Anderson
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                                                   Jon A. Anderson
                                               Vice President of Finance
                                              and Chief Financial Officer